SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 11, 2004
                        (Date of earliest event reported)




                            FRONT PORCH DIGITAL INC.
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             (Exact name of Registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


         333-16031                                               86-0793960
-----------------------------                               ------------------
    (Commission File No.)                                    (I.R.S. Employer
                                                             Identification No.)


           20000 Horizon Way, Suite 120, Mt. Laurel, New Jersey 08054
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               (Address of Principal Executive Offices) (Zip Code)


                                 (856) 439-9950
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 11, 2004, Front Porch Digital Inc. (the "Company") issued a press release announcing its financial results for the three- and six-months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         In connection with the foregoing, the Company hereby furnishes the following exhibit pursuant to Item 12 of Form 8-K:

                  EXHIBIT NUMBER            EXHIBIT TITLE

                  99.1 Press release of Front Porch Digital Inc. dated August 11, 2004 relating to results of operations for the three- and six-months ended June 30, 2004.

         The information included in this Current Report on Form 8-K (including the exhibit hereto, this "Current Report") is being furnished under Item 12, "Results of Operations and Financial Condition." As such, the information (including the exhibit) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FRONT PORCH DIGITAL INC.


Date:  August 11, 2004                  By:/s/ Matthew Richman
                                           -------------------------------------
                                           Matthew Richman
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

         EXHIBIT NUMBER             EXHIBIT TITLE

         99.1                       Press release of Front Porch Digital Inc.
                                    dated August 11, 2004 relating to results of operations for the three- and six-months ended June 30, 2004.